DOWNSTREAM INCORPORATED - DSI AND SUBSIDIARIES

                   CONSOLIDATED PROFORMA FINANCIAL STATEMENTS

                                December 31, 1998

                                 C O N T E N T S

Consolidated Proforma Balance Sheet........................................... 3

Consolidated Proforma Statement of Operations................................. 5

Statement of Assumptions and Disclosures...................................... 6

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
                                   DOWNSTREAM INCORPORATED - DSI AND SUBSIDIARIES
                                       Consolidated Proforma Balance Sheet
                                                 December 31, 1998
                                                    (Unaudited)


                                                       ASSETS

                                                                                      Proforma
                                     Downstream                        X-Real       Adjustments
                                    Incorporated       Q-Seven      Intertainment     Increase        Proforma
                                       - DSI        Systems, Inc.     Inc. Ltd.      (Decrease)     Consolidated
                                    ------------    -------------   -------------   ------------    ------------
CURRENT ASSETS

   Cash                             $      8,896    $          4    $       -       $       -       $      8,900
   Accounts receivable, net                 -            102,286            -               -            102,286
                                    ------------    ------------    ------------    ------------    ------------
     Total Current Assets                  8,896         102,290            -               -            111,186
                                    ------------    ------------    ------------    ------------    ------------
FIXED ASSETS

   Furniture and equipment                 1,359            -               -               -              1,359
   Accumulated depreciation                 (511)           -               -               -               (511)
                                    ------------    ------------    ------------    ------------    ------------
     Total Fixed Assets                      848            -               -               -                848
                                    ------------    ------------    ------------    ------------    ------------
     TOTAL ASSETS                   $      9,744    $    102,290    $       -       $       -       $    112,034
                                    ============    ============    ============    ============    ============


                                     See Summary of Assumptions and Disclosures.

                                                         3
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
                                 DOWNSTREAM INCORPORATED - DSI AND SUBSIDIARIES
                                 Consolidated Proforma Balance Sheet (Continued)
                                                 December 31, 1998
                                                    (Unaudited)


                                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                      Proforma
                                     Downstream                        X-Real       Adjustments
                                    Incorporated       Q-Seven      Intertainment     Increase        Proforma
                                       - DSI        Systems, Inc.     Inc. Ltd.      (Decrease)     Consolidated
                                    ------------    -------------   -------------   ------------    ------------
CURRENT LIABILITIES

   Accounts payable                 $        117    $       -       $       -       $     25,000    $     25,117
   Accrued expenses                         -                             24,522            -             24,522
                                    ------------    ------------    ------------    ------------    ------------
     Total Current Liabilities               117            -             24,522          25,000          49,639
                                    ------------    ------------    ------------    ------------    ------------
COMMITMENTS AND
 CONTINGENCIES

STOCKHOLDERS' EQUITY

   Common stock: 100,000,000
    shares authorized of $0.001
    par value, 12,400,000 shares
    issued and outstanding                 4,500            -               -              7,900          12,400
   Additional paid-in capital            133,004            -               -            (83,009)         49,995
   Partners' capital                        -               -            133,435        (133,435)           -
   Note receivable - related party          -               -            (55,667)         55,667            -
   Deficit accumulated during
    the development stage               (127,877)           -               -            127,877            -
                                    ------------    ------------    ------------    ------------    ------------
     Total Stockholders' Equity            9,627            -             77,768         (25,000)         62,395
                                    ------------    ------------    ------------    ------------    ------------
     TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY          $      9,744    $       -       $    102,290    $       -       $    112,034
                                    ============    ============    ============    ============    ============


                                      See Summary of Assumptions and Disclosures.

                                                          4
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
                                   DOWNSTREAM INCORPORATED - DSI AND SUBSIDIARIES
                                   Consolidated Proforma Statement of Operations
                                                 December 31, 1998
                                                    (Unaudited)


                                                                                      Proforma
                                     Downstream                        X-Real       Adjustments
                                    Incorporated       Q-Seven      Intertainment     Increase        Proforma
                                       - DSI        Systems, Inc.     Inc. Ltd.      (Decrease)     Consolidated
                                    ------------    -------------   -------------   ------------    ------------
REVENUES                            $    104,017    $       -       $    340,293    $       -       $     444,310

COST OF SALES                             45,473            -             77,008            -             122,481
                                    ------------    ------------    ------------    ------------    -------------
GROSS PROFIT                              58,544            -            263,285            -             321,829
                                    ------------    ------------    ------------    ------------    -------------
OPERATING EXPENSES

   Depreciation and amortization             513            -               -               -                 513
   General and administrative            150,375            -            192,633            -             343,008
                                    ------------    ------------    ------------    ------------    -------------
     Total Operating Expenses            150,888            -            192,633            -             343,521
                                    ------------    ------------    ------------    ------------    -------------
OPERATING (LOSS) INCOME                  (92,344)           -             70,652            -             (21,692)
                                    ------------    ------------    ------------    ------------    -------------
OTHER INCOME

   Interest income                          -               -              1,358            -               1,358
   Other income                              904            -               -               -                 904
                                    ------------    ------------    ------------    ------------    -------------
     Total Other Income                      904            -              1,358            -               2,262
                                    ------------    ------------    ------------    ------------    -------------
LOSS BEFORE INCOME TAXES                 (91,440)           -             72,010            -             (19,430)
INCOME TAXES                                -               -               -               -                -
                                    ------------    ------------    ------------    ------------    -------------
NET (LOSS) INCOME                   $    (91,440)   $       -       $     72,010    $       -       $     (19,430)
                                    ============    ============    ============    ============    =============


                                      See Summary of Assumptions and Disclosures.

                                                          5
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                 DOWNSTREAM INCORPORATED - DSI AND SUBSIDIARIES
                     Summary of Assumptions and Disclosures


NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          a. Business Organization

          Downstream Incorporated - DSI (the "Company") was incorporated under the laws of the State of Utah on November 26, 1996 to engage in the business of financial consulting.

          Q-Seven Systems, Inc. ("Q-7 Nevada") was incorporated under the laws of the State of Nevada on May 18, 1999 for the purpose of acquiring marketing rights to a certain internet user management software program, and to acquire X-Real Intertainment, Inc. Ltd., a corporation organized under the laws of the Bahamas on April 23, 1999 ("X-Real").

          X-Real acquired on May 18, 1999 from X-Real GbR, a German partnership, all of X-Real GbR's assets, which consisted of six Internet pay sites.

          On May 24, 1999, the Company, Q-Seven Nevada and the stockholders of Q-Seven Nevada entered into an Agreement und Plan of Share Exchange whereby the Company acquired 100% of the issued and outstanding shares of Q-Seven Nevada for 7,900,000 shares of its common stock (the "Q-Seven Nevada Acquisition"). The Q-Seven Nevada Acquisition has been accounted for as a reverse merger. On May 26, 1999, Q-Seven Nevada acquired all issued and outstanding shares of common stock of X-Real (the "X-Real Acquisition"). The X-Real Acquisition was accounted for as a recapitalization because the partners of X-Real became the shareholders of Q-Seven Nevada. Accordingly, there is not adjustment to the carrying values of assets or liabilities of X-Real.

          1. Record purchase of Q-Seven Systems, Inc. and X-Real Intertainment Inc. Ltd. through the issuance of 7,900,000 shares of common stock:

               Additional paid-in capital                           $    (7,900)
               Common stock                                               7,900
                                                                    -----------
                       Total                                        $      -
                                                                    ===========

          2.   Record estimated costs of the merger:

               Accounts payable                                     $    25,000
               Additional paid-in capital                               (25,000)
                                                                    -----------
                       Total                                        $      -
                                                                    ===========

          3.   Eliminate  the  equity  of  Q-Seven  Systems,   Inc.  and  X-Real
               Intertainment Inc. Ltd.:

               Additional paid-in capital                           $    77,768
               Partners' capital                                       (133,435)
               Note receivable - related party                           55,667
                                                                    -----------
                       Total                                        $      -
                                                                    ===========

                                        6
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                 DOWNSTREAM INCORPORATED - DSI AND SUBSIDIARIES
                     Summary of Assumptions and Disclosures


NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (Continued)

          4.   Eliminate the  accumulated  deficit of Downstream  Incorporated -
               DSI :

               Deficit accumulated during the development stage     $   127,877
               Additional paid-in capital                              (127,877)
                                                                    -----------
                       Total                                        $      -
                                                                    ===========

                                        7